EXHIBIT 99.1


News Release                                                     CONTACT:
                                                                 -------
                                                            William C. Burkhardt
                                                         Chief Executive Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6360
February 4, 2004                            Email: bburkhardt@capitalbank-nc.com

              Capital Bank Corporation Reports Final Fourth Quarter
                              and Year 2003 Results

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN), the parent company of Capital Bank, today reported a return to profitability with consolidated net income for the fourth quarter 2003 of $1,571,000. While this was the second most profitable quarter in the company's history, the amount reflected a 4% decrease from $1,637,000 reported for the fourth quarter 2002. The company reported net income per share for the fourth quarter of $.24 per share fully diluted, down from $.28 per share in the previous fourth quarter. The slight decline in the quarterly profit is in large part attributed to the sharp decline in mortgage origination fees and an increase in accounting related expenses as a result of new audit and reporting requirements imposed on the company. In addition, the company took $220,000 in investment security gains in 2002 but had no such gains in 2003.

Consolidated net income for the year was $994,000, or $.15 per share, a 77% decline from $4,307,000 in 2002. The annual decline in profitability is primarily due to the increases in the third quarter in the provision for loan losses and specific charge offs as a result of credit issues, nonrecurring expenses such as severance packages paid to executives separating from the company, and the write downs in the carrying values of certain real estate held for sale. In the third quarter, the company engaged two independent credit review firms to carefully analyze the loan portfolio. In addition, all internal processes regarding the lending function have been centralized, and new credit approval processes have been implemented.

Total consolidated assets on December 31, 2003 were $857.6 million, an increase of $16.7 million or 2% compared to the December 31, 2002 balance of $841.0 million. The increase was strictly the result of internal growth as the company did not complete any mergers in 2003.

Commenting on the company's results, William C. Burkhardt, Chief Executive Officer stated, "2003 was a year of extraordinary change at Capital Bank. We have a new management team that is focused on profitable growth while maintaining the highest standards of credit quality. We have the right people and right processes in place to execute our business strategies. We are confident that the decisions and investments we made toward the latter part of 2003 and our 2004 strategy will position Capital Bank to take advantage of the incredible growth opportunities within our markets. Our associates and our customers are committed to making Capital Bank the best bank in the communities we serve."

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $857 million in total assets, offers a broad range of financial services. Capital Bank operates 21 banking offices in Raleigh (4), Sanford (3), Burlington (3), Asheville (2), Cary (2), Oxford, Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. The company's website is www.capitalbank-nc.com.


Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission, including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Capital Bank Corporation does not undertake a duty to update any forward looking statements in this press release.

                                       ###

                            Capital Bank Corporation
                              Summary of Operations
                     (000's omitted except per share data)

                                                           Three Months        Three Months       Twelve Months      Twelve Months
                                                               Ended              Ended               Ended              Ended
                                                         December 31, 2003  December 31, 2002   December 31, 2003  December 31, 2002
                                                         -----------------  -----------------   -----------------  -----------------

Interest income                                              $ 10,105            $  9,685           $ 40,440           $ 36,244
Interest expense                                                3,831               4,213             16,318             15,895
                                                             --------            --------           --------           --------
    Net interest income                                         6,274               5,472             24,122             20,349
Provision for loan losses                                         (12)                400              8,247              4,190
                                                             --------            --------           --------           --------
    Net interest income after provision for loan losses         6,286               5,072             15,875             16,159
Non-interest income                                             1,898               2,490             10,322              7,987
Non-interest expense                                            5,847               5,098             25,165             17,465
                                                             --------            --------           --------           --------
    Income (loss) before taxes                                  2,337               2,464              1,032              6,681
Income tax expense (benefit)                                      766                 827                 38              2,374
                                                             --------            --------           --------           --------
    Net income (loss)                                        $  1,571            $  1,637           $    994           $  4,307
                                                             ========            ========           ========           ========

Income (loss) per share - basic                              $   0.24            $   0.29           $   0.15           $   0.79
                                                             ========            ========           ========           ========

Income (loss) per share - fully diluted                      $   0.24            $   0.28           $   0.15           $   0.76
                                                             ========            ========           ========           ========

                             End of Period Balances
                     (000's omitted except per share data)

                                                                             2003                                          2002
                                               ------------------------------------------------------------------------------------
                                                December 31     September 30        June 30           March 31          December 31
                                               ------------    ---------------  --------------     ---------------    -------------

Assets                                          $   857,634     $    871,780      $  908,677         $  856,076         $   840,976
Loans                                               625,945          637,745         645,525            622,015             600,609
Investment securities                               165,913          166,940         161,938            155,835             155,304
Deposits                                            629,619          656,030         684,180            652,690             644,887
Shareholders' equity                                 72,923           70,776          75,144             76,512              75,471

Book value per share                                  11.15            10.88           11.52              11.55               11.44
Allowance for loan losses                            11,613           12,100           9,454              9,919               9,390
Net charge-offs                                         476            2,315           3,161                 71                 158
Nonperforming assets *                                8,988            5,722           4,331              7,153               3,994
Allowance for loan losses as a
    percent of total loans                             1.86%            1.90%           1.46%              1.59%               1.56%
Nonperforming assets as a percent of
    total assets                                       1.05%            0.66%           0.48%              0.84%               0.47%
Net interest margin **                                 3.18%            2.97%           3.04%              3.08%               3.20%

  * Loans 90 days or more past due or in nonaccrual status and other real estate
  ** On a Fully Taxable Equivalent basis

                                Quarterly Results
                     (000's omitted except per share data)

Net income (loss) before taxes                  $     2,337      $    (3,535)     $      238          $   1,992         $     2,464
Net income (loss)                                     1,571           (2,143)            285              1,281               1,637

Income (loss) per share - basic                        0.24            (0.32)           0.04               0.19                0.29
Income (loss) per share - fully diluted                0.24            (0.32)           0.04               0.19                0.28

Weighted average shares outstanding:
Basic                                                 6,607            6,592           6,684              6,730               5,830
Fully diluted                                         6,795            6,780           6,873              6,905               5,996

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
December 31, 2003 and December 31, 2002

                                                                December 31,    December 31,
ASSETS                                                              2003            2002          Changes         % Change
--------------------------------------------------------------------------------------------    -----------     -----------
                                 (In thousands)                           (Unaudited)
Cash and due from banks:
     Interest-earning                                            $     569       $  13,925       $ (13,356)            -96%
     Non-interest-earning                                           21,839          18,912           2,927              15%
Federal funds sold                                                   3,202          18,696         (15,494)            -83%
Investment securities - available for sale, at fair value          165,913         155,304          10,609               7%
Loans-net of unearned income and deferred fees                     625,945         600,609          25,336               4%
Allowance for loan losses                                          (11,613)         (9,390)         (2,223)             24%
                                                                 ---------       ---------       ---------       ---------
        Net loans                                                  614,332         591,219          23,113               4%
                                                                 ---------       ---------       ---------       ---------
Premises and equipment, net                                         14,190          13,399             791               6%
Accrued interest receivable                                          3,220           3,455            (235)             -7%
Deposit premium and goodwill, net                                   14,530          14,884            (354)             -2%
Deferred tax assets                                                  6,492           5,174           1,318              25%
Other assets                                                        13,347           6,008           7,339             122%
                                                                 ---------       ---------       ---------       ---------

            Total assets                                         $ 857,634       $ 840,976       $  16,658               2%
                                                                 =========       =========       =========       =========

LIABILITIES
Deposits:
     Demand, non-interest bearing                                $  58,350       $  50,238       $   8,112              16%
     Savings, money market accounts and interest checking          200,452         224,208         (23,756)            -11%
     Time deposits                                                 370,817         370,441             376               0%
                                                                 ---------       ---------       ---------       ---------
        Total deposits                                             629,619         644,887         (15,268)             -2%
                                                                 ---------       ---------       ---------       ---------
Accrued interest payable                                             1,216           1,450            (234)            -16%
Repurchase agreements                                               11,014          13,081          (2,067)            -16%
Borrowings                                                         114,591          97,858          16,733              17%
Trust preferred debt                                                20,520            --            20,520             n/a
Other liabilities                                                    7,751           8,229            (478)             -6%
                                                                 ---------       ---------       ---------       ---------
            Total liabilities                                      784,711         765,505          19,206               3%
                                                                 ---------       ---------       ---------       ---------

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
     shares issued 2003 - 7,148,306 and 2002 - 7,022,468            75,699          74,338           1,361               2%
Treasury stock at cost, no par value; 2003 - 606,811 shares
     and 2002 - 426,684 shares                                      (8,318)         (5,641)         (2,677)             47%
Retained earnings                                                    5,165           5,481            (316)             -6%
Accumulated other comprehensive income                                 377           1,293            (916)            -71%
                                                                 ---------       ---------       ---------       ---------
            Total stockholders' equity                              72,923          75,471          (2,548)             -3%
                                                                 ---------       ---------       ---------       ---------
            Total liabilities and stockholders' equity           $ 857,634       $ 840,976       $  16,658               2%
                                                                 =========       =========       =========       =========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended December 31, 2003 and 2002

                                                                      2003              2002          Changes         % Change
-----------------------------------------------------------------------------------------------     -------------   -------------
                                 (In thousands)                           (Unaudited)
Interest income:
     Loans and loan fees                                          $     8,425       $     7,938      $       487              6%
     Investment securities                                              1,654             1,682              (28)            -2%
     Federal funds and other interest income                               26                65              (39)           -60%
                                                                  -----------       -----------      -----------     -----------
         Total interest income                                         10,105             9,685              420              4%
                                                                  -----------       -----------      -----------     -----------

Interest expense:
     Deposits                                                           2,807             3,069             (262)           -9%
     Borrowings and repurchase agreements                               1,024             1,144             (120)          -10%
                                                                  -----------       -----------      -----------     -----------
         Total interest expense                                         3,831             4,213             (382)           -9%
                                                                  -----------       -----------      -----------     -----------
         Net interest income                                            6,274             5,472              802            15%
     Provision for loan losses                                            (12)              400             (412)         -103%
                                                                  -----------       -----------      -----------     -----------
         Net interest income after provision for loan losses            6,286             5,072            1,214            24%
                                                                  -----------       -----------      -----------     -----------

Noninterest income:
     Service charges and other fees                                       704               649               55             8%
     Net gain on sale of securities                                      --                 220             (220)         -100%
     Mortgage origination fees                                            593             1,438             (845)          -59%
     Other noninterest income                                             601               183              418           228%
                                                                  -----------       -----------      -----------     -----------
         Total noninterest income                                       1,898             2,490             (592)          -24%
                                                                  -----------       -----------      -----------     -----------

Noninterest expenses:
     Salaries and employee benefits                                     2,797             3,066             (269)           -9%
     Occupancy                                                            586               412              174            42%
     Data processing                                                      298               231               67            29%
     Directors fees                                                       181                44              137           311%
     Advertising                                                          149               189              (40)          -21%
     Furniture and equipment                                              394               316               78            25%
     Amortization of deposit premiums                                      77                59               18            31%
     Other expenses                                                     1,365               781              584            75%
                                                                  -----------       -----------      -----------     -----------
         Total noninterest expenses                                     5,847             5,098              749            15%
                                                                  -----------       -----------      -----------     -----------
            Net income before tax expense                               2,337             2,464             (127)           -5%
     Income tax expense                                                   766               827              (61)           -7%
                                                                  -----------       -----------      -----------     -----------

            Net income                                            $     1,571       $     1,637      $       (66)           -4%
                                                                  ===========       ===========      ===========     ===========

Earnings per share - basic                                        $      0.24       $      0.29      $     (0.05)          -17%
                                                                  ===========       ===========      ===========     ===========
Earnings per share - diluted                                      $      0.24       $      0.28      $     (0.04)          -14%
                                                                  ===========       ===========      ===========     ===========

Weighted Average Shares Used for EPS
Basic                                                               6,607,086         5,830,238          776,848            13%
                                                                  ===========       ===========      ===========     ===========
Fully Diluted                                                       6,795,447         5,995,579          799,868            13%
                                                                  ===========       ===========      ===========     ===========

CAPITAL BANK CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Year Ended December 31, 2003 and 2002

                                                                      2003              2002           Changes         % Change
----------------------------------------------------------------------------------------------     -------------      ------------
                                 (In thousands)                            (Unaudited)
Interest income:
     Loans and loan fees                                          $    34,352      $    29,601      $     4,751                16%
     Investment securities                                              5,898            6,273             (375)               -6%
     Federal funds and other interest income                              190              370             (180)              -49%
                                                                  -----------      -----------      -----------       -----------
         Total interest income                                         40,440           36,244            4,196                12%
                                                                  -----------      -----------      -----------       -----------

Interest expense:
     Deposits                                                          12,070           12,567             (497)               -4%
     Borrowings and repurchase agreements                               4,248            3,328              920                28%
                                                                  -----------      -----------      -----------       -----------
         Total interest expense                                        16,318         15,895 #              423                 3%
                                                                  -----------      -----------      -----------       -----------
         Net interest income                                           24,122           20,349            3,773                19%
     Provision for loan losses                                          8,247            4,190            4,057                97%
                                                                  -----------      -----------      -----------       -----------
         Net interest income after provision for loan losses           15,875           16,159             (284)               -2%
                                                                  -----------      -----------      -----------       -----------

Noninterest income:
     Deposit service charges and other fees                             2,858            2,350              508                22%
     Net gain on sale of securities                                       442              981             (539)              -55%
     Mortgage origination fees                                          4,864            3,385            1,479                44%
     Other noninterest income                                           2,158            1,271              887                70%
                                                                  -----------      -----------      -----------       -----------
         Total noninterest income                                      10,322            7,987            2,335                29%
                                                                  -----------      -----------      -----------       -----------

Noninterest expenses:
     Salaries and employee benefits                                    13,895            9,821            4,074                41%
     Occupancy                                                          2,226            1,557              669                43%
     Data processing                                                    1,164              917              247                27%
     Directors fees                                                       415              243              172                71%
     Advertising                                                          721              578              143                25%
     Furniture and equipment                                            1,469            1,141              328                29%
     Amortization of deposit premiums                                     310              180              130                72%
     Other expenses                                                     4,965            3,028            1,937                64%
                                                                  -----------      -----------      -----------       -----------
         Total noninterest expenses                                    25,165           17,465            7,700                44%
                                                                  -----------      -----------      -----------       -----------
            Net income before tax expense                               1,032            6,681           (5,649)              -85%
     Income tax expense                                                    38            2,374           (2,336)              -98%
                                                                  -----------      -----------      -----------       -----------

            Net income                                            $       994      $     4,307      $    (3,313)              -77%
                                                                  ===========      ===========      ===========       ===========

Earnings per share - basic                                        $      0.15      $      0.79      $     (0.64)              -81%
                                                                  ===========      ===========      ===========       ===========
Earnings per share - diluted                                      $      0.15      $      0.76      $     (0.61)              -80%
                                                                  ===========      ===========      ===========       ===========

Weighted Average Shares:
Basic                                                               6,655,926        5,467,735        1,188,191                22%
                                                                  ===========      ===========      ===========       ===========
Fully Diluted                                                       6,793,872        5,662,949        1,130,923                20%
                                                                  ===========      ===========      ===========       ===========

                            Capital Bank Corporation
                                Average Balances
                                 (In thousands)

                           December 31, 2003   September 30, 2003    June 30, 2003      March 31, 2003     December 31, 2002
                           -----------------   ------------------    -------------      --------------     -----------------
Total Assets                    $873,162            $883,521            $865,174            $843,569            $728,183
Investments                      164,875             160,257             153,460             149,762             142,104
Loans (Gross)                    635,871             649,240             634,821             608,738             514,365
Total Earning Assets             811,448             821,895             805,054             788,794             676,499
Deposits                         652,454             670,661             649,238             636,260             554,870
Equity                            79,527              78,934              77,179              77,770              62,350



                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)

                                          December 31, 2003                  September 30, 2003                 June 30, 2003
                                    ------------------------------      ---------------------------     ---------------------------
                                                         As a                           As a                              As a
                                                      percent of                     percent of                        percent of
                                       Total         total assets        Total      total assets          Total       total assets
                                    ----------       -------------      ---------   -------------        -----------  ------------
Commercial and
  Commercial Real Estate              $  3,766            0.44%         $  2,210         0.25%            $  1,381         0.16%
Consumer                                   258            0.03%              128         0.01%                  87         0.01%
Equity Lines                               271            0.03%              223         0.03%                 183         0.02%
Construction                             1,444            0.17%              872         0.10%                 298         0.03%
Mortgage                                 2,271            0.26%            1,626         0.19%               1,637         0.18%
                                      --------            ----          --------         ----             --------         ----
  Total Nonperforming Loans              8,010            0.93%            5,059         0.58%               3,586         0.40%
Other Real Estate Owned                    978            0.11%              663         0.08%                 745         0.08%
                                      --------            ----          --------         ----             --------         ----
  Total Nonperforming Assets          $  8,988            1.04%         $  5,722         0.66%            $  4,331         0.48%
                                      --------            ----          --------         ----             --------         ----

Total Assets                          $857,634                          $871,780                          $908,677
                                      ========                          ========                          ========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans           145%                              239%                              264%
                                      ========                          ========                          ========

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.





                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)


                                            March 31, 2003                  December 31, 2002
                                    ------------------------------      ------------------------
                                                         As a                           As a
                                                      percent of                     percent of
                                       Total         total assets        Total      total assets
                                    ----------       -------------      ---------   ------------
Commercial and
  Commercial Real Estate              $  4,272            0.51%         $  1,015         0.13%
Consumer                                    87            0.01%               33         0.00%
Equity Lines                               243            0.03%              422         0.05%
Construction                               379            0.04%              206         0.02%
Mortgage                                 1,284            0.15%            1,371         0.16%
                                      --------            ----          --------         ----
  Total Nonperforming Loans              6,265            0.74%            3,047         0.36%
Other Real Estate Owned                    888            0.10%              947         0.11%
                                      --------            ----          --------         ----
  Total Nonperforming Assets          $  7,153            0.84%         $  3,994         0.47%
                                      ========            ====          ========         ====

Total Assets                          $856,076                          $840,976
                                      ========                          ========

Allowance for Loan Losses as a
  Percent of Nonperforming Loans           158%                              308%
                                      ========                          ========

Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned.